UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00041
                 ---------------------------------------------

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         450 Lexington Avenue, Suite 3300, New York, New York 10017-3911
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                           Eugene L. DeStaebler, Jr.
                    General American Investors Company, Inc.
                            450 Lexington Avenue
                                Suite 3300
                       New York, New York  10017-3911
                  (Name and address of agent for service)

                                    Copy to:
                           John E. Baumgardner, Jr., Esq.
                             Sullivan & Cromwell LLP
                                125 Broad Street
                            New York, New York 10004


        Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end:  December 31, 2003

Date of reporting period: December 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.

                                    GENERAL
                                    AMERICAN
                                   INVESTORS

                                      2003
                                     ANNUAL
                                     REPORT

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.


   FINANCIAL SUMMARY (unaudited)
--------------------------------------------------------------------------------

                                                       2003                   2002
                                                  -----------------------------------
   Net assets applicable to Common Stock -
      December 31                                 $986,335,111           $809,192,127
   Net investment income                               855,551              5,238,632
   Net realized gain                                28,144,510             17,039,043
   Net increase (decrease) in unrealized
      appreciation                                 200,469,430           (264,293,395)
   Distributions to Preferred Stockholders         (11,075,000)           (10,800,000)

   Per Common Share-December 31
      Net asset value                                   $33.11                 $26.48
      Market price                                      $29.73                 $23.85
   Discount from net asset value                        -10.2%                  -9.9%

   Common Shares outstanding-Dec. 31                29,789,263             30,561,356
   Common stockholders of record-Dec. 31                 4,500                  4,700
   Market price range* (high-low)                $29.78-$21.95          $34.89-$22.17
   Market volume-shares                              6,280,700              6,978,900
   *Unadjusted for dividend payments.

   DIVIDEND SUMMARY (per share) (unaudited)
--------------------------------------------------------------------------------

                                           Ordinary      Long-Term
   Record Date             Payment Date     Income      Capital Gain        Total
   -----------             ------------    --------     ------------        -----
   Common Stock
   Nov. 14, 2003           Dec. 23, 2003   $.00761       $.49239            $.50
   Jan. 26, 2004           Feb. 9, 2004     .013          .097               .11
                                           -------       -------            ----
      Total from 2003 earnings             $.02061       $.58939            $.61
                                           =======       =======            ====

   Nov. 14, 2002           Dec. 23, 2002   $.022         $.298              $.32
   Jan. 27, 2003           Feb. 10, 2003    .01           .03                .04
                                           -----         ------             ----
      Total from 2002 earnings             $.032         $.328              $.36
                                           =======       =======            ====


   Preferred Stock

   Mar. 6, 2003            Mar. 24, 2003   $.01485       $.43515            $.45
   Jun. 6, 2003            Jun. 23, 2003    .01485        .43515             .45
   Sep. 8, 2003            Sep. 23, 2003    .01485        .43515             .45
   Dec. 8, 2003            Dec. 24, 2003    .012272       .359603            .371875
                                           --------     ---------          ---------
      Total for 2003                       $.056822     $1.665053          $1.721875
                                           ========     =========          =========

   Mar. 6, 2002            Mar. 25, 2002   $.15525      $.29475            $ .45
   Jun. 6, 2002            Jun. 24, 2002    .15525       .29475              .45
   Sep. 6, 2002            Sep. 23, 2002    .15525       .29475              .45
   Dec. 6, 2002            Dec. 23, 2002    .15525       .29475              .45
                                           -------     --------           ------
      Total for 2002                       $.621       $1.179              $1.80
                                           =======     ========           ======


                    General American Investors Company, Inc.
                    450 Lexington Avenue, New York, NY 10017
                          (212) 916-8400 (800) 436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

1 TO THE STOCKHOLDERS
--------------------------------------------------------------------------------
  General American Investors

Following three down years, the U.S. securities market rallied meaningfully, gaining 28.6% in the year ended December 31, 2003, as measured by our benchmark, the Standard & Poor's 500 Stock Index (including income). General American Investors' net asset value (NAV) per common share (assuming reinvestment of all dividends) increased 27.4%. The return to our common shareholders was 27% as the discount at which our shares trade widened slightly to 10.2% at year-end.

The table that follows, which compares our returns on an annualized basis with the S&P 500, illustrates that over many years General American has produced superior investment results.


Years    Stockholder Return         S&P 500
-------------------------------------------
  3            - 1.2%                 -4.1%
  5              9.8                  -0.6
 10             14.9                  11.0
 20             14.3                  13.0
 30             15.7                  12.2
 40             13.1                  10.6

During 2003, the Company purchased 1,106,600 of its common shares in the open market at an average discount to NAV of 9.7%. The Board of Directors has authorized repurchases of common shares when they are trading at a discount in excess of 8% of NAV.

The cumulative return for our stockholders, as illustrated on pages 4 and 5, is close to the peak reached during the last 20 years. Total assets, meanwhile, are near $1.2 billion, reflecting, in part, the redemption of $150 million liquidation value of 7.20% Cumulative Preferred Stock and its replacement with $200 million of 5.95% Cumulative Preferred Stock. The costs attending this refinancing were fully absorbed in the year just ended.

In the first half of last year, investor concerns were centered on the war in Iraq and on economic weakness and deflation, with the yield on 10-year treasury notes falling to near 3% as investors sought safety. By the end of the third quarter, spurred by the conclusion of the conventional war and aggressive monetary and fiscal policy, the economy was growing at a rapid 7% annualized pace and investors bid up share prices. Despite the sheltering effects of sharp gains in manufacturing productivity and low cost imports, inflation had become a focus of investor anxiety.

In 2004, an election year, it appears that the monetary authorities will retain their aggressive stance and that the economy will continue to grow with attendant gains in capital spending and employment. America's sizeable trade and budget deficits may continue to weigh on the dollar, however, leading to rising inflationary expectations and interest rates. Although inflation has increased at a rate of only around 2% as measured by the Consumer Price Index, other indicators of inflation like housing prices, energy and other commodity costs have risen more rapidly. Longer term, of course, chronically unbalanced finances cannot endure. With almost 80 million "baby boomers" scheduled to start collecting Social Security within the next five years and Medicare benefits within the next eight, a solution short of selling more bonds or printing money must be found.

The market has moved broadly higher accompanied by the emergence of extremely high valuations centered on technology stocks. Its future course should be determined by the sustainability of the economy's recovery and, while the equity markets are not likely to generate gains of the magnitude experienced last year, we are encouraged by the presence, currently, of select opportunities to invest in high quality companies at reasonable prices.

Information about the Company, including our investment objective, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, etc. is available on our website which can be accessed at www.generalamericaninvestors.com.



By Order of the Board of Directors,

Spencer Davidson
President and Chief Executive Officer
January 14, 2004

2 THE COMPANY
--------------------------------------------------------------------------------
  General American Investors

Corporate Overview

General American Investors, established in 1927, is one of the nation's oldest closed-end investment companies. It is an independent organization, internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the regulatory provisions of the Investment Company Act of 1940.

Investment Policy

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential.

The Company's investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. A listing of the directors with their principal affiliations, showing a broad range of experience in business and financial affairs, is on page 16 of this report.

Portfolio Manager

Mr. Spencer Davidson has been responsible for the management of General American's portfolio since he was elected President and Chief Executive Officer of the Company in August 1995. Mr. Davidson, who joined the Company in 1994 as senior investment counselor, has spent his entire business career on Wall Street since first joining an investment and banking firm in 1966.

"GAM" Common Stock

As a closed-end investment company, General American Investors does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold with commissions determined in the same manner as all listed stocks. Net asset value is computed daily (on an unaudited basis) and is furnished upon request. It is also available on most electronic quotation services using the symbol "XGAMX." The figure for net asset value per share, together with the market price and the percentage discount or premium from net asset value as of the close of each week, is published in The New York Times, The Wall Street Journal and Barron's.

The ratio of market price to net asset value has shown considerable variation over a long period of time. While shares of GAM usually sell at a discount from their underlying net asset value, as do the shares of most other domestic equity closed-end investment companies, they, periodically, sell at a premium over net asset value. The last time the Company's shares sold at a premium for a prolonged period was the year-long period from March 1992 through April 1993. During 2003, the stock sold at discounts from net asset value which ranged from 8.1% (January 7 and April 24) to 10.9% (November 6). At December 31, the price of the stock was at a discount of 10.2% as compared with a discount of 9.9% a year earlier.

"GAM Pr B" Preferred Stock

On September 24, 2003, the Company issued and sold in an underwritten offering 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B with a liquidation preference of $25 per share ($200,000,000 in the aggregate).

The Preferred Shares are noncallable for 5 years, are rated "aaa" by Moody's Investors Service, Inc. and are listed and traded on The New York Stock Exchange (symbol, GAM Pr B).

3 THE COMPANY
--------------------------------------------------------------------------------
  General American Investors

The preferred capital is available to leverage the investment performance of the Common Stockholders. As is the case for leverage in general, it may also result in higher market volatility for the Common Stockholders.

Dividend Policy

The Company's dividend policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ending October 31 of that year. If any additional capital gains are realized or ordinary income is earned during the last two months of the year, a "spill-over" distribution of these amounts will be paid early in the following year to Common Stockholders. Dividends on shares of Preferred Stock are paid quarterly. Distributions from capital gains and ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain dividends in varying amounts have been paid for each of the years 1943-2003 (except for the year 1974). (A table listing dividends paid during the 20-year period 1984-2003 is shown at the bottom of page 6.) To the extent that shares can be issued, dividends are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash. Spill-over dividends of nominal amounts are paid in cash only.

Proxy Voting Policies and Procedures

The policies and procedures used by General American Investors to determine how to vote proxies relating to portfolio securities are available: 1) without charge, upon request, by calling the Company at its toll-free number
(1-800-436-8401),       (2)      on      the      Company's      website      at
http://www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Direct Registration

In December 2002, the Company initiated Direct Registration ("DR") for its Common Shareholders. DR is a system that allows for book-entry ownership and the electronic transfer of our Common Shares. Accordingly, when Common Shareholders, who hold their shares directly, receive new shares resulting from a purchase, transfer or dividend payment, they will receive a statement showing the credit of the new shares as well as their book-entry and certificated share balances. A brochure which describes the features and benefits of Direct Registration, including the ability of shareholders to deposit certificates with our transfer agent, is located at our Website - www.generalamericaninvestors.com - under Additional Information - Transfer Agent Services. The brochure can also be obtained by contacting our Corporate Secretary at 1-800-436-8401.

Privacy Policy and Practices

General American Investors collects nonpublic personal information about its customers (stockholders) with respect to their transactions in shares of the Company's securities but only for those stockholders whose shares are registered in their names. This information includes the stockholder's address, tax identification or Social Security number and dividend elections. We do not have knowledge of, nor do we collect personal information about, stockholders who hold the Company's securities at financial institutions such as brokers or banks in "street name" registration.

We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our stockholders' nonpublic personal information.

4 INVESTMENT RESULTS  (UNAUDITED)
--------------------------------------------------------------------------------
  General American Investors

"Total return on $10,000 investment 20 years ended December 31, 2003"


The investment  return for a common  stockholder of General  American  Investors
(GAM) over the 20 years ended December 31, 2003 is shown in the table below and in the accompanying chart. The return based on GAM's net asset value (NAV) per common share in comparison to the change in the Standard & Poor's 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1984.

The Stockholder Return is the return a common stock holder of GAM would have achieved assuming reinvestment of all optional dividends at the actual reinvestment price and reinvestment of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

The GAM Net Asset Value (NAV) Return is the return on shares of the Company's common stock based on the NAV per share, including the reinvestment of all dividends.

The S&P 500 Return is the time-weighted total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

The results illustrated are a record of past performance and may not be indicative of future results.


                              GENERAL AMERICAN INVESTORS
----------------------------------------------------------------------    STANDARD & POOR'S 500
                 STOCKHOLDER RETURN         NET ASSET VALUE RETURN                RETURN
------------------------------------------------------------------------------------------------
              CUMULATIVE       ANNUAL       CUMULATIVE      ANNUAL       CUMULATIVE      ANNUAL
              INVESTMENT       RETURN       INVESTMENT      RETURN       INVESTMENT      RETURN
------------------------------------------------------------------------------------------------
     1984        $9,284         -7.16%       $9,291          -7.09%        $10,628         6.28%
     1985        11,587         24.81        12,543          35.00          14,005        31.77
     1986        12,882         11.17        13,944          11.17          16,622        18.69
     1987        10,806        -16.11        14,297           2.53          17,493         5.24
     1988        13,104         21.26        16,809          17.57          20,385        16.53
     1989        19,472         48.60        23,172          37.86          26,830        31.62
     1990        20,251          4.00        24,723           6.69          26,001        -3.09
     1991        37,465         85.00        39,826          61.09          33,905        30.40
     1992        43,002         14.78        41,239           3.55          36,479         7.59
     1993        36,156        -15.92        40,518          -1.75          40,170        10.12
     1994        33,314         -7.86        39,407          -2.74          40,681         1.27
     1995        40,384         21.22        48,700          23.58          55,936        37.50
     1996        48,250         19.48        58,425          19.97          68,751        22.91
     1997        68,795         42.58        77,150          32.05          91,665        33.33
     1998        90,335         31.31       104,261          35.14         117,836        28.55
     1999       125,765         39.22       142,212          36.40         142,534        20.96
     2000       149,786         19.10       167,298          17.64         129,578        -9.09
     2001       156,271          4.33       165,291          -1.20         114,171       -11.89
     2002       113,750        -27.21       127,241         -23.02          88,894       -22.14
     2003       144,474         27.01       162,105          27.40         114,282        28.56


5 INVESTMENT RESULTS  (UNAUDITED)
--------------------------------------------------------------------------------
  General American Investors

[CAPTION]
[Line graph with heading "20-YEAR INVESTMENT RESULTS ASSUMING AN INITIAL INVESTMENT OF $10,000" at top left hand side. The vertical axis is to the right side of the page and is labeled "CUMULATIVE VALUE OF INVESTMENT." The axis range is from $0 to $200,000 in $20,000 increments. The horizontal axis, on the bottom of the page, consists of the years 1984 through 2003 in one year increments. Within the graph are three lines. The first line represents GAM Stockholder Return. The second line represents GAM Net Asset Value, and the third line represents the S&P 500 Stock Index. The data points for the lines are derived from the columns labeled "Cumulative Investment" from the table on the preceding page. Also, embedded in upper left portion of the graph is a table which appears as follows:]

     COMPARATIVE ANNUALIZED INVESTMENT RESULTS
     -----------------------------------------
   YEARS ENDED    STOCKHOLDER   GAM NET      S&P 500
DECEMBER 31, 2003  RETURN     ASSET VALUE  STOCK INDEX
------------------------------------------------------
     1 year         27.0 %      27.4 %      28.6 %
     5 years         9.8         9.2        -0.6
    10 years        14.9        14.9        11.0
    15 years        17.4        16.3        12.2
    20 years        14.3        14.9        13.0


6 MAJOR STOCK CHANGES*: THREE MONTHS ENDED DECEMBER 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
  General American Investors



                                                                   SHARES HELD
INCREASES                                         SHARES        DECEMBER 31,2003
--------------------------------------------------------------------------------
NEW POSITIONS

    Bank of America Corporation                      100,000         100,000
    CEMEX, S.A. de C.V.                              463,500         463,500
    Devon Energy Corporation                         370,700         650,000 (a)
    FleetBoston Financial Corporation                150,000         150,000
    MFA Mortgage Investments, Inc.                   575,000         575,000

ADDITIONS

    Annaly Mortgage Management, Inc.                 250,000         825,000
    MedImmune, Inc.                                  221,000         455,000
    Medtronic, Inc.                                  160,000         450,000
    Pfizer Inc                                       225,000       1,325,000
    Wal-Mart Stores, Inc.                            105,000         675,000



DECREASES
--------------------------------------------------------------------------------
ELIMINATIONS

    The Boeing Company                                20,000               -
    Max Re Capital Ltd.                              110,000               -
    Zarlink Semiconductor Inc.                       250,000               -

REDUCTIONS

    American International Group, Inc.                10,000         325,000
    Everest Re Group, Ltd.                            40,000         650,000
    Genentech, Inc.                                   20,000         315,000
    Golden West Financial Corporation                 65,000         335,000
    John Hancock Financial Services, Inc.             95,000         330,000
    The Home Depot, Inc.                              25,000       1,920,000
    OSI Pharmaceuticals, Inc.                         45,000          30,000
    SunTrust Banks, Inc.                              20,000         205,000


* Excludes transactions in Stocks-Miscellaneous-Other.

(a) Includes shares purchased in prior period and previously carried under Stocks-Miscellaneous-Other.



DIVIDENDS PER COMMON SHARE (1984-2003)  (UNAUDITED)
--------------------------------------------------------------------------------
The following table shows aggregate dividends paid per share on the Company's Common Stock for each year during the 20-year period 1984-2003. Amounts shown include payments made after year-end attributable to income and gain in each respective year.

                     DIVIDEND FROM
                 --------------------------
                                LONG-TERM
   YEAR          INCOME#      CAPITAL GAINS
-------------------------------------------
   1984           $.28           $1.35
   1985            .47            1.07
   1986            .36            2.15
   1987            .35            1.54
   1988            .29            1.69
   1989            .23            1.56
   1990            .21            1.65
   1991            .09            3.07
   1992            .03            2.93
   1993            .06            2.34
   1994            .06            1.59
   1995            .13            2.77
   1996            .25            2.71
   1997            .21            2.95
   1998            .47            4.40
   1999           1.04            4.05
   2000           2.03            6.16
   2001           1.01            1.37
   2002            .03             .33
   2003            .02             .59

#Includes short-term capital gains per share which amounted to $.12 in 1985, $.02 in 1989, $.03 in 1995, $.05 in 1996, $.62 in 1999, $1.55 in 2000 and $.64
in 2001.


7 TEN LARGEST INVESTMENT HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------
  General American Investors

The statement of investments as of December 31, 2003, shown on pages 10 and 11 includes 58 security issues. Listed here are the ten largest holdings on that date.

                                                                                               % COMMON
                                                                      SHARES         VALUE     NET ASSETS*
----------------------------------------------------------------------------------------------------------
THE HOME DEPOT, INC.                                                1,920,000     $68,140,800       6.9%
The largest company in home center retailing, Home Depot's
proven merchandising capabilities and strong financial structure should provide the basis for continuing growth.
----------------------------------------------------------------------------------------------------------

THE TJX COMPANIES, INC.                                             2,500,000      55,125,000       5.6
Through its T.J. Maxx and Marshalls divisions, TJX is a leading off-price retailer.  The continued growth of these divisions, along with expansion into related U.S. and foreign off-price formats, provide ongoing opportunities.
----------------------------------------------------------------------------------------------------------

EVEREST RE GROUP, LTD.                                                650,000      54,990,000       5.6
The largest independent U.S. property/casualty reinsurer which generates annual premiums of approximately $4.5 billion and has a high quality, well-reserved AA balance sheet. This Bermuda domiciled company has a strong management team that exercises prudent underwriting discipline and efficient expense control, resulting in above-average earnings progress.
----------------------------------------------------------------------------------------------------------

PFIZER INC                                                          1,325,000      46,812,250       4.7
Well established as a leader in the pharmaceutical industry, Pfizer continues to reap the benefits of its commitment to research and development and its ability to effectively market products.
With the acquisition of Pharmacia now complete, Pfizer continues to optimize its corporate structure and is streamlining the
company for optimal growth and success as a transforming force in global healthcare.
----------------------------------------------------------------------------------------------------------

DEVON ENERGY CORPORATION                                              650,000      37,219,000       3.8
One of the largest independent oil and gas exploration and
production companies, Devon operates both domestically and
internationally.  Recent opportunistic acquisitions enhanced production volumes and improved the company's exploration
profile.
----------------------------------------------------------------------------------------------------------

WAL-MART STORES, INC.                                                 675,000      35,808,750       3.6
A policy of serving the mass market with everyday low prices, supported by the lowest cost structure has made Wal-Mart the world's largest retailer with ongoing growth opportunities in the U.S. and overseas.
----------------------------------------------------------------------------------------------------------

GOLDEN WEST FINANCIAL CORPORATION                                     335,000      34,568,650       3.5
A savings and loan holding company with over $80 billion in
assets headquartered in Oakland, CA. It has a strong, conservative management with a high level of insider ownership.  Excellent asset quality, tight expense control and efficient capital manage-
ment help produce above-average earnings increases.
----------------------------------------------------------------------------------------------------------

M & T BANK CORPORATION                                                310,000      30,473,000       3.1
A bank holding company with over $50 billion in assets head-
quartered in Buffalo, NY.  It has strong, opportunistic management with a high level of ownership and a history of enhancing share-
holder value.  High asset quality, excellent expense control, share repurchases and adroit acquisitions help generate above-average earnings growth.
----------------------------------------------------------------------------------------------------------
REPUBLIC SERVICES, INC.                                             1,175,000      30,115,250       3.1
A leading provider of non-hazardous solid waste collection and disposal services through 141 collection companies in 22 states.
The efficient operation of its routes and facilities combined with appropriate pricing enable the company to generate significant free cash flow.  Republic Services' share price should benefit from additional contracts, a pick up in waste volumes with improved economic activity and share repurchases by the company.
----------------------------------------------------------------------------------------------------------

GENENTECH, INC.                                                       315,000      29,474,550       3.0
A leading biotechnology company focused on the development
and production of biotherapeutics for medical needs.  With a strong product portfolio, recent FDA drug approvals and a broad pipeline of product opportunities, Genentech is positioned for continued success.
----------------------------------------------------------------------------------------------------------
                                                                                 $422,727,250      42.9%
                                                                                 ============      =====

*Net assets applicable to the Company's Common Stock.


8 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
  General American Investors

                                                                            DECEMBER 31,
                                                                   --------------------------------
ASSETS                                                                  2003             2002
---------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common stocks
     (cost $512,775,431 and $417,614,713, respectively)             $927,510,131       $629,812,240
   Convertible corporate notes (cost $9,714,002 and
     $11,464,420, respectively)                                       10,250,000         11,450,000
   Corporate discount notes
     (cost $149,931,413 and $222,859,450, respectively)              149,931,413        222,859,450
   U.S. Treasury bills (cost $99,546,882 and $98,645,315,
     respectively)                                                    99,546,882         98,645,315
                                                                   -------------       ------------
   Total investments (cost $771,967,728 and $750,583,898,
     respectively)                                                 1,187,238,426        962,767,005
CASH, RECEIVABLES AND OTHER ASSETS
   Cash (including margin account balance of
     $3,455 for 2002)                                                     54,695             68,413
   Receivable for securities sold                                      2,731,429          1,394,958
   Deposit with broker for securities sold short                      13,684,582          5,710,669
   Dividends, interest and other receivables                           2,093,543          1,534,495
   Prepaid expenses                                                    6,979,584          6,474,097
   Other                                                                 321,045            455,687
                                                                   -------------       ------------
TOTAL ASSETS                                                       1,213,103,304        978,405,324
                                                                   -------------       ------------

LIABILITIES
---------------------------------------------------------------------------------------------------

   Payable for securities purchased                                    1,480,264          5,905,815
   Preferred dividend accrued but not yet declared                       231,389            240,000
   Securities sold short, at value (proceeds $13,684,582
     and $5,710,669, respectively) (note 1a)                          15,307,245          4,715,171
   Accrued expenses and other liabilities                              9,749,295          8,352,211
                                                                   -------------       ------------
TOTAL LIABILITIES                                                     26,768,193         19,213,197
                                                                   -------------       ------------

CUMULATIVE PREFERRED STOCK -
   5.95% Series B, 8,000,000 shares and
   7.20% Tax-Advantaged, 6,000,000 shares,
   respectively, at a liquidation value of $25 per share (note 2)    200,000,000        150,000,000
                                                                   -------------       ------------
NET ASSETS APPLICABLE TO COMMON STOCK -
   29,789,263 and 30,561,356 shares, respectively (note 2)          $986,335,111       $809,192,127
                                                                   =============       ============
NET ASSET VALUE PER COMMON SHARE                                          $33.11             $26.48
                                                                          ======             ======

NET ASSETS APPLICABLE TO COMMON STOCK
---------------------------------------------------------------------------------------------------
   Common Stock, 29,789,263 and 30,561,356 shares at par
     value, respectively (note 2)                                    $29,789,263        $30,561,356
   Additional paid-in capital (note 2)                               538,866,532        563,709,764
   Undistributed realized gain on investments (note 2)                 2,951,398          1,089,200
   Undistributed net income (note 2)                                   1,311,272            893,202
   Unallocated distributions on Preferred Stock                         (231,389)          (240,000)
   Unrealized appreciation on investments and securities
     sold short (including aggregate gross unrealized appreciation
     of $459,535,751 and $303,127,054, respectively)                 413,648,035        213,178,605
                                                                   -------------       ------------
NET ASSETS APPLICABLE TO COMMON STOCK                               $986,335,111       $809,192,127
                                                                   =============       ============

(see notes to financial statements)

9 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
  General American Investors

                                                                      YEAR ENDED DECEMBER 31,
                                                                      -----------------------
INCOME                                                                 2003             2002
------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes
     of $21,770 in 2002)                                             $7,810,852       $8,131,252
   Interest                                                           4,168,048        6,259,873
                                                                   ------------    -------------
TOTAL INCOME                                                         11,978,900       14,391,125
                                                                   ------------    -------------

EXPENSES
------------------------------------------------------------------------------------------------

   Investment research                                                6,977,145        5,353,349
   Administration and operations                                      2,862,224        2,423,028
   Office space and general                                             554,237          594,154
   Auditing and legal fees                                              188,250          211,000
   Transfer agent, custodian and registrar fees and expenses            176,626          208,974
   Directors' fees and expenses                                         160,213          152,486
   Stockholders' meeting and reports                                    118,874          127,208
   Miscellaneous taxes                                                   85,780           82,294
                                                                   ------------    -------------
TOTAL EXPENSES                                                       11,123,349        9,152,493
                                                                   ------------    -------------
NET INVESTMENT INCOME                                                   855,551        5,238,632
                                                                   ------------    -------------

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1e AND 4)
------------------------------------------------------------------------------------------------

   Net realized gain on investments:
     Long transactions                                               28,586,216        6,036,466
     Short sale transactions (note 1b)                                 (441,706)      11,002,577
                                                                   ------------    -------------
   Net realized gain on investments (long-term)                      28,144,510       17,039,043
   Net increase (decrease) in unrealized appreciation               200,469,430     (264,293,395)
                                                                   ------------    -------------
NET GAIN (LOSS) ON INVESTMENTS                                      228,613,940     (247,254,352)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                             (11,075,000)     (10,800,000)
                                                                   ------------    -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         218,394,491     (252,815,720)
                                                                   ------------    -------------
OTHER COMPREHENSIVE INCOME (NOTE 1d)                                    283,689          459,565
                                                                   ------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS                              $218,678,180    ($252,356,155)
                                                                   ============    =============

------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED DECEMBER 31,
                                                                      -----------------------
OPERATIONS                                                             2003             2002
------------------------------------------------------------------------------------------------
   Net investment income                                               $855,551       $5,238,632
   Net realized gain on investments                                  28,144,510       17,039,043
   Net increase (decrease) in unrealized appreciation               200,469,430     (264,293,395)
   Distributions to Preferred Stockholders:
     From net income                                                   (365,476)      (3,726,000)
     From long-term capital gains                                   (10,709,524)      (7,074,000)
                                                                   ------------    -------------
     Decrease in net assets from preferred distributions            (11,075,000)     (10,800,000)
                                                                   ------------    -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         218,394,491     (252,815,720)
                                                                   ------------    -------------
OTHER COMPREHENSIVE INCOME                                              283,689          459,565
                                                                   ------------    -------------
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
------------------------------------------------------------------------------------------------
   From net income, including short-term capital gains in 2002         (531,570)      (6,606,164)
   From long-term capital gains                                     (15,572,788)     (12,540,285)
                                                                   ------------    -------------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                    (16,104,358)     (19,146,449)
                                                                   ------------    -------------

CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends (note 2)     9,724,118        6,410,677
   Cost of Common Shares purchased (note 2)                         (28,454,956)     (23,245,666)
   Underwriting discount and other expenses associated with
     the issuance of Preferred Stock (note 2)                        (6,700,000)               -
                                                                   ------------    -------------
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS                       (25,430,838)     (16,834,989)
                                                                   ------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS                               177,142,984     (288,337,593)

NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------
BEGINNING OF YEAR                                                   809,192,127    1,097,529,720
                                                                   ------------    -------------
END OF YEAR (including undistributed net income of $1,311,272
   and $893,202, respectively)                                     $986,335,111     $809,192,127
                                                                   ============    =============

(see notes to financial statements)

10 STATEMENT OF INVESTMENTS: DECEMBER 31, 2003
--------------------------------------------------------------------------------
   General American Investors

                       COMMON STOCKS
                       --------------------------------------------------------------------------------------------------
                       SHARES OR PRINCIPAL AMOUNT                                                         VALUE (NOTE 1a)
-------------------------------------------------------------------------------------------------------------------------
BUILDING AND                  463,500 CEMEX, S.A. de C.V.                          (COST  $11,394,095)         $12,143,700
REAL ESTATE (1.2%)                                                                                             -----------
--------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND            550,000 CIENA Corporation (a)                                                      3,608,000
INFORMATION SERVICES          900,000 Cisco Systems, Inc. (a)                                                   21,807,000
(5.6%)                        620,000 Cox Communications, Inc. Class A (a)                                      21,359,000
                              450,000 Juniper Networks, Inc. (a)                                                 8,406,000
                                                                                                               -----------
                                                                                   (COST  $31,949,019)          55,180,000
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE             300,000 EMC Corporation (a)                                                        3,876,000
AND SYSTEMS (1.0%)            350,000 VeriSign, Inc. (a)                                                         5,705,000
                                                                                                               -----------
                                                                                   (COST  $4,111,632)            9,581,000
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS             275,000 Coca-Cola Enterprises Inc.                                                 6,014,250
AND SERVICES (2.8%)           275,000 Ethan Allen Interiors Inc.                                                11,517,000
                              125,000 Newell Rubbermaid Inc.                                                     2,846,250
                              150,000 PepsiCo, Inc.                                                              6,993,000
                                                                                                               -----------
                                                                                   (COST $17,111,384)           27,370,500
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
ELECTRONICS (2.1%)            692,500 Molex Incorporated Class A                   (COST $14,877,393)           20,297,175
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL       1,175,000 Republic Services, Inc.                      (COST $26,227,380)           30,115,250
(INCLUDING SERVICES) (3.0%)                                                                                    -----------
--------------------------------------------------------------------------------------------------------------------------
FINANCE AND INSURANCE       BANKING (9.5%)
(31.5%)                     ----------------------------------------------------------------------------------------------
                              100,000 Bank of America Corporation                                                8,043,000
                              150,000 FleetBoston Financial Corporation                                          6,547,500
                              335,000 Golden West Financial Corporation                                         34,568,650
                              310,000 M&T Bank Corporation                                                      30,473,000
                              205,000 SunTrust Banks, Inc.                                                      14,657,500
                                                                                                               -----------
                                                                                   (COST $21,970,548)           94,289,650
                                                                                                               -----------
                            INSURANCE (19.7%)
                            ----------------------------------------------------------------------------------------------
                              325,000 American International Group, Inc.                                        21,541,000
                            1,000,000 Annuity and Life Re (Holdings), Ltd.                                       1,380,000
                                  300 Berkshire Hathaway Inc. Class A (a)                                       25,275,000
                              650,000 Everest Re Group, Ltd.                                                    54,990,000
                              330,000 John Hancock Financial Services, Inc.                                     12,375,000
                              435,000 MetLife, Inc.                                                             14,646,450
                              500,000 PartnerRe Ltd.                                                            29,025,000
                              425,000 Reinsurance Group of America, Incorporated                                16,426,250
                              230,000 Transatlantic Holdings, Inc.                                              18,584,000
                                                                                                               -----------
                                                                                   (COST $94,253,080)          194,242,700
                                                                                                               -----------
                            OTHER (2.3%)
                            ----------------------------------------------------------------------------------------------
                              825,000 Annaly Mortgage Management, Inc.                                          15,180,000
                               90,184 Central Securities Corporation                                             1,883,944
                              575,000 MFA Mortgage Investments, Inc.                                             5,606,250
                                                                                                               -----------
                                                                                   (COST $17,830,051)           22,670,194
                                                                                                               -----------
                                                                                   (COST $134,053,679)         311,202,544
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
HEALTH CARE (19.3%)         PHARMACEUTICALS (14.8%)
                            ----------------------------------------------------------------------------------------------
                              340,000 Alkermes, Inc. (a)                                                         4,590,000
                              900,000 Baxter International Inc.                                                 27,468,000
                              275,000 Biogen Idec Inc. (a)                                                      10,092,500
                              300,000 Bristol-Myers Squibb Company                                               8,580,000
                              270,000 Genaera Corporation (a)                                                      882,900
                              315,000 Genentech, Inc. (a)                                                       29,474,550
                              375,000 Genta Incorporated (a)                                                     3,911,250
                              455,000 MedImmune, Inc. (a)                                                       11,547,900
                              120,000 Millennium Pharmaceuticals, Inc. (a)                                       2,238,000
                               30,000 OSI Pharmaceuticals, Inc. (a)                                                967,500
                            1,325,000 Pfizer Inc                                                                46,812,250
                                                                                                               -----------
                                                                                   (COST $103,936,515)         146,564,850
                                                                                                               -----------
                            MEDICAL INSTRUMENTS AND DEVICES (2.2%)
                            ----------------------------------------------------------------------------------------------
                              450,000 Medtronic, Inc.                              (COST $10,483,716)           21,874,500
                                                                                                               -----------
                            HEALTH CARE SERVICES (2.3%)
                            ----------------------------------------------------------------------------------------------
                              695,000 Health Net, Inc. (a)                         (COST $15,334,735)           22,726,500
                                                                                                               -----------
                                                                                   (COST $129,754,966)         191,165,850
                                                                                                               -----------

--------------------------------------------------------------------------------
   General American Investors

                       COMMON STOCKS (Continued)
                       ---------------------------------------------------------------------------------------------------
                       SHARES OR PRINCIPAL AMOUNT                                                         VALUE (NOTE 1a)
                       ---------------------------------------------------------------------------------------------------
MISCELLANEOUS (0.7%)                  Other                                        (COST $5,672,944)            $6,577,461
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
OIL AND NATURAL GAS           650,000 Devon Energy Corporation                                                  37,219,000
(INCLUDING SERVICES)          650,000 Halliburton Company                                                       16,900,000
(5.5%)                                                                                                        ------------
                                                                                   (COST $39,828,119)           54,119,000
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
RETAIL TRADE (18.8%)          700,000 Costco Wholesale Corporation (a)                                          26,026,000
                            1,920,000 The Home Depot, Inc. (b)                                                  68,140,800
                            2,500,000 The TJX Companies, Inc.                                                   55,125,000
                              675,000 Wal-Mart Stores, Inc.                                                     35,808,750
                                                                                                              ------------
                                                                                   (COST $68,036,225)          185,100,550
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS (2.3%)         200,000 Applied Materials, Inc. (a)                                                4,488,000
                              250,000 ASM International N.V. (a)                                                 5,060,000
                              491,500 Brooks Automation, Inc. (a)                                               11,668,210
                              197,000 EMCORE Corporation (a)                                                       927,870
                            1,644,900 IQE plc (a)                                                                  477,021
                                                                                                              ------------
                                                                                   (COST $21,748,875)           22,621,101
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
SPECIAL HOLDINGS              400,000 Cytokinetics, Incorporated Series E Preferred                              2,000,000
(a)(c)                        144,000 Silicon Genesis Corporation                                                   36,000
(NOTE 5)(0.2%)                546,000 Standard MEMS, Inc. Series A Convertible Preferred                                 -
                                                                                                              ------------
                                                                                   (COST $8,009,720)             2,036,000(d)
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
                            TOTAL COMMON STOCKS (94.0%)                            (COST $512,775,431)         927,510,131
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------

                            CONVERTIBLE CORPORATE NOTE
                            ----------------------------------------------------------------------------------------------
HEALTH CARE (1.0%)        $10,000,000 MedImmune Vaccines, Inc. 5 1/4% due 2/1/08   (COST $9,714,002)            10,250,000
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------

                            SHORT-TERM SECURITIES AND OTHER ASSETS
                            ----------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT
--------------------------------------------------------------------------------------------------------------------------
  $8,800,000                AIG Funding, Inc. note due 2/2/04; 1.01%                                             8,789,877
  29,700,000                American Express Credit Corporation notes due 1/5-1/27/04; 1.05%                    29,668,398
  15,300,000                American General Finance Corporation note due 2/5/04; 1.03%                         15,283,497
  25,400,000                General Electric Capital Corporation notes due 1/8-2/3/04; 1.05%-1.08%              25,373,541
  14,000,000                General Motors Acceptance Corporation notes due 1/6-1/30/04; 1.36%-1.38%            13,979,499
  34,400,000                Prudential Funding, LLC notes due 1/2-1/22/04; 1.02%-1.06%                          34,364,830
  22,500,000                Sears Roebuck Acceptance Corp. notes due 1/12-1/26/04; 1.10%-1.15%                  22,471,771
 100,000,000                U.S. Treasury bills due 2/26-3/18/04; 0.98%-1.00%                                   99,546,882
                                                                                                              ------------
                            TOTAL SHORT-TERM SECURITIES (25.3%)                    (COST $249,478,295)         249,478,295
  Liabilities in excess of cash, receivables and other assets                                                     (903,315)
                                                                                                              ------------
TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (25.2%)                                                      248,574,980
                                                                                                              ------------
PREFERRED STOCK (-20.2%)                                                                                      (200,000,000)
                                                                                                              ------------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                                  $986,335,111
                                                                                                              ============

(a) Non-income producing security.
(b) 1,000,000 shares held by custodian in a segregated custodian account as collateral for open short positions.
(c) Restricted security.
(d) Fair value of each holding in the opinion of the Directors.
--------------------------------------------------------------------------------------------------------------------------

                            STATEMENT OF SECURITIES SOLD SHORT: DECEMBER 31, 2003
                            ----------------------------------------------------------------------------------------------
                            General American Investors

                            COMMON STOCKS
    SHARES                                                                                                VALUE (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------------
      72,000                Electronic Arts Inc.                                                                $3,432,960
     300,000                NASDAQ - 100 Trust, Series 1                                                        10,938,000
      24,100                Southwest Bancorporation of Texas, Inc.                                                936,285
                                                                                                              ------------
TOTAL SECURITIES SOLD SHORT                                                        (PROCEEDS $13,684,582)      $15,307,245
                                                                                                              ============

(see notes to financial statements)

12 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
   General American Investors
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Certain prior year financial statement items have been reclassified to conform to the current year presentation.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Corporate discount notes and U.S. Treasury bills are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount would be applied).

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d. OTHER COMPREHENSIVE INCOME Pursuant to FAS 87, the Company recognizes on an amortized basis the excess of the fair value of its pension plan assets over the present value of accumulated plan benefits.

e.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

--------------------------------------------------------------------------------
2.  CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 29,789,263 shares and 8,000,000 shares, respectively, were outstanding at December 31, 2003.

     On September 23, 2003, the Company redeemed all of its then outstanding 6,000,000 shares of 7.20% Tax-Advantaged Cumulative Preferred Stock, Series A, at a redemption price of $25.00 per share. The Series A Preferred Shares were issued originally on June 19,1998.

     On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The underwriting discount and other expenses associated with the Preferred Stock offering amounted to $6,700,000 and were charged to paid-in capital.

     The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

     Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company's failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

     The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

     At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

--------------------------------------------------------------------------------
   General American Investors
--------------------------------------------------------------------------------
2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
     The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which require that preferred stock for which its redemption is outside of the Company's control should be presented outside of net assets in the statement of assets and liabilities.

     Transactions in Common Stock during 2003 and 2002 were as follows:

                                                        SHARES                       AMOUNT
                                               ---------------------------------------------------------
                                                  2003        2002             2003            2002
                                               ---------   ---------     --------------   --------------
     Shares issued in payment of dividends
         (includes 334,507 and 251,893 shares
         issued from treasury, respectively)     334,507    251,893          $334,507          $251,893
      Increase in paid-in capital                                           9,389,611         6,158,784
                                                                         ------------      ------------
         Total increase                                                     9,724,118         6,410,677
                                                                         ------------      ------------
      Shares purchased (at an average
         discount from net asset value of
         9.7% and 9.1%, respectively)          1,106,600    922,100        (1,106,600)         (922,100)
      Decrease in paid-in capital                                         (27,348,356)      (22,323,566)
                                                                         ------------      ------------
         Total decrease                                                   (28,454,956)      (23,245,666)
                                                                         ------------      ------------
      Net decrease                                                       ($18,730,838)     ($16,834,989)
                                                                         ============      ============
      At December 31, 2003, the Company held in its treasury 1,442,300 shares of Common Stock with an aggregate cost in the amount of $28,752,939.


Distributions for tax and book purposes are substantially the same.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                      Undistributed ordinary income                          $359,332
                      Undistributed long-term gains                         2,876,071
                      Unrealized appreciation                             413,648,035
                                                                         ------------
                                                                         $416,883,438
                                                                         ============

--------------------------------------------------------------------------------
3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS

The aggregate compensation paid by the Company during 2003 and 2002 to its officers amounted to $4,994,000 and $4,419,000, respectively.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

--------------------------------------------------------------------------------
4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities and securities sold short (other than short-term securities) during 2003 amounted to on long transactions $205,428,471 and $140,604,387, respectively, and on short sale transactions $5,283,161 and $12,815,368, respectively.

At December 31, 2003, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
5. RESTRICTED SECURITIES

                                                         DATE                                   VALUE
                                                       ACQUIRED               COST            (NOTE 1a)
                                                      ----------          ------------      ------------
   Cytokinetics, Incorporated Series E Preferred        3/21/03            $2,000,000        $2,000,000
   Silicon Genesis Corporation                          2/16/01             3,006,720            36,000
   Standard MEMS, Inc. Series A Convertible Preferred  12/17/99             3,003,000                 -
                                                                           ----------        ----------
   Total                                                                   $8,009,720        $2,036,000
                                                                           ==========        ==========

--------------------------------------------------------------------------------
6. OPERATING LEASE COMMITMENT

In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $304,600 for 2003. Minimum rental commitments under the operating lease are approximately $505,000 per annum in 2004 through 2007.

In January 2003, the Company extended a sublease agreement (originally entered into in March 1996) which expires in 2007 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $254,000 per annum in 2004 through 2007. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

--------------------------------------------------------------------------------
7. SUBSEQUENT EVENT

On January 14, 2004, the Board of Directors declared on the Common Stock a dividend of $2,878,743 from net long-term capital gains and a dividend of $385,811 from ordinary income. These dividends are payable in cash on February 9, 2004.

Unaudited
--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 above, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

14 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 2003. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                                       2003        2002          2001          2000          1999
                                                     --------    --------      --------      --------      --------
   PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of year                $26.48      $35.14        $39.91        $41.74        $34.87
                                                       ------      ------        ------        ------        ------
        Net investment income                             .02         .17           .39           .51           .44
        Net gain (loss) on securities - realized
             and unrealized                              7.72       (7.88)         (.66)         6.12         11.32
                                                       ------      ------        ------        ------        ------
        Distributions on Preferred Stock:
             Dividends from investment income            (.01)       (.12)         (.07)(a)      (.11)(b)      (.07)(c)
             Distributions from capital gains            (.35)       (.23)         (.29)         (.29)         (.35)
                                                       ------      ------        ------        ------        ------
                                                         (.36)       (.35)         (.36)         (.40)         (.42)
                                                       ------      ------        ------        ------        ------
   Total from investment operations                      7.38       (8.06)         (.63)         6.23         11.34
                                                       ------      ------        ------        ------        ------
     Other comprehensive income                           .01         .02           .02           .02           .01
                                                       ------      ------        ------        ------        ------
     Less distributions on Common Stock:
             Dividends from investment income            (.02)       (.21)(d)      (.88)(e)     (2.30)(f)      (.71)(g)
             Distributions from capital gains            (.52)       (.41)        (3.28)        (5.78)        (3.77)
                                                       ------      ------        ------        ------        ------
                                                         (.54)       (.62)        (4.16)        (8.08)        (4.48)
                                                       ------      ------        ------        ------        ------
     Capital Stock transaction -
        effect of Preferred Stock offering               (.22)          -             -             -             -
                                                       ------      ------        ------        ------        ------
     Net asset value, end of year                      $33.11      $26.48        $35.14        $39.91        $41.74
                                                       ======      ======        ======        ======        ======
     Per share market value, end of year               $29.73      $23.85        $33.47        $36.00        $37.19
                                                       ======      ======        ======        ======        ======

   TOTAL INVESTMENT RETURN - Stockholder
     Return, based on market price per share            27.01%     (27.21)%        4.33%        19.10%        39.22%

   RATIOS AND SUPPLEMENTAL DATA
     Net assets applicable to Common Stock,
        end of year (000's omitted)                  $986,335    $809,192    $1,097,530    $1,155,039    $1,094,519
     Ratio of expenses to average net assets
        applicable to Common Stock                       1.26%       0.97%         1.02%         1.09%         1.01%
     Ratio of net income to average net assets
        applicable to Common Stock                       0.10%       0.56%         1.10%         1.20%         1.22%
     Portfolio turnover rate                            18.62%      22.67%        23.81%        40.61%        33.68%

   PREFERRED STOCK
     Liquidation value, end of year
        (000's omitted)                              $200,000    $150,000      $150,000      $150,000      $150,000
     Asset coverage                                       593%        639%          832%          870%          830%
     Liquidation preference per share                  $25.00      $25.00        $25.00        $25.00        $25.00
     Market value per share                            $25.04      $25.85        $25.90        $24.25        $21.75

   (a) Includes short-term capital gain in the amount of $.04 per share.
   (b) Includes short-term capital gain in the amount of $.09 per share.
   (c) Includes short-term capital gain in the amount of $.03 per share.
   (d) Includes short-term capital gain in the amount of $.19 per share.
   (e) Includes short-term capital gain in the amount of $.51 per share.
   (f) Includes short-term capital gain in the amount of $1.82 per share.
   (g) Includes short-term capital gain in the amount of $.29 per share.


15 REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
   General American Investors

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF GENERAL AMERICAN INVESTORS COMPANY, INC.

We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of General American Investors Company, Inc. as of December 31, 2003, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General American Investors Company, Inc. at December 31, 2003, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York
January 14, 2004

OFFICERS
--------------------------------------------------------------------------------

NAME (AGE)                      POSITION WITH COMPANY               NAME (AGE)                  POSITION WITH COMPANY
  EMPLOYEE SINCE                  SINCE                               EMPLOYEE SINCE              SINCE
---------------------------     -------------------------           ---------------------       ------------------------
Spencer Davidson (61)           President and Chief                 Peter P. Donnelly (55)      Vice-President 1991
  1994                            Executive Officer                   1974                        securities trader
                                  1995

Andrew V. Vindigni (44)         Vice-President 1995                 Diane G. Radosti (51)       Treasurer 1990
  1988                            security analyst                    1980                        Principal Accounting
                                  (financial services                                                Officer 2003
                                  industry)

Eugene L. DeStaebler, Jr. (65)  Vice-President,                     Carole Anne Clementi (57)   Secretary 1994
  1975                            Administration 1978                 1982                        shareholder relations
                                  Principal Financial                                             and office management
                                    Officer 2002

All officers serve for a term of one year and are elected by the Board of Directors at the time of its annual organization meeting on the second Wednesday in April. The address for each officer is the Company's office. Other directorships and affiliations for Mr. Davidson are shown in the listing of Directors on page 16.

SERVICE ORGANIZATIONS
--------------------------------------------------------------------------------
COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT AND REGISTRAR
Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
1-800-413-5499
www.mellon-investor.com

16 DIRECTORS (UNAUDITED)
--------------------------------------------------------------------------------
   General American Investors

NAME (AGE)                      PRINCIPAL OCCUPATION
DIRECTOR SINCE                  DURING PAST 5 YEARS                 OTHER DIRECTORSHIPS AND AFFILIATIONS
-----------------------------   ------------------------------      --------------------------------------------------------

INDEPENDENT ("DISINTERESTED") DIRECTORS
----------------------------------------------------------------------------------------------------------------------------
Lawrence B. Buttenwieser (72)  Counsel 2002-present
Chairman of the                Partner 1966-2002
  Board of Directors           Katten Muchin Zavis Rosenman
1967                           and predecessor firms (lawyers)

Arthur G. Altschul, Jr. (39)   Managing Member                           Delta Opportunity Fund, Ltd., Director
1995                           Diaz & Altschul Capital                   Medicis Pharmaceutical Corporation, Director
                                 Management, LLC                         Neurosciences Research Foundation, Trustee
                               (investments and securities)

Lewis B. Cullman (85)          Managing Member                           Chess-in-the-Schools, Chairman, Board of Trustees
1961                           Cullman Ventures LLC                      Metropolitan Museum of Art, Honorary Trustee
                               (formerly Cullman Ventures, Inc.)         Museum of Modern Art, Vice Chairman,
                                                                           International Council and Honorary Trustee
                                                                         Neurosciences Research Foundation, Vice Chairman,
                                                                           Board of Trustees
                                                                         The New York Botanical Garden, Senior Vice
                                                                           Chairman, Board of Managers

Gerald M. Edelman (74)         Member and Chairman of the                Neurosciences Institute of the
1976                             Department of Neurobiology                Neurosciences Research Foundation,
                               The Scripps Research Institute              Director and President

John D. Gordan, III (58)       Partner
1986                           Morgan, Lewis & Bockius LLP
                               (lawyers)

Sidney R. Knafel (73)          Managing Partner                          BioReliance Corporation, Chairman, Board of Directors
1994                           SRK Management Company                    IGENE Biotechnology, Inc., Director
                               (private investment company)              Insight Communications Company, Inc.,
                                                                           Chairman, Board of Directors

Richard R. Pivirotto (73)      President                                 General Theological Seminary, Trustee
1971                           Richard R. Pivirotto Co., Inc.            The Greenwich Bank and Trust Company, Director
                               (self-employed consultant)                Greenwich Hospital Corporation, Trustee
                                                                         Immunomedics, Inc., Director
                                                                         New York Life Insurance Company, Director
                                                                         Princeton University, Charter Trustee Emeritus

Joseph T. Stewart, Jr. (74)    Corporate director and trustee            Foundation of the University of
1987                           Executive Consultant                        Medicine and Dentistry of New Jersey, Trustee
                               Johnson & Johnson (1990-1999)             Marine Biological Laboratory, Member,
                                                                           Advisory Council
                                                                         United States Merchant Marine Academy, Trustee,
                                                                           Board of Advisors

Raymond S. Troubh (77)         Financial Consultant                      Diamond Offshore Drilling, Inc., Director
1989                                                                     Enron Corp., Chairman, Board of Directors
                                                                         Gentiva Health Services, Inc., Director
                                                                         Petrie Stores Liquidating Trust, Trustee
                                                                         Triarc Companies, Inc., Director
                                                                         WHX Corporation, Director

INSIDE ("INTERESTED") DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
Spencer Davidson (61)          President and Chief Executive Officer     Medicis Pharmaceutical Corporation, Director
1995                           General American Investors                Neurosciences Research Foundation, Trustee
                                 Company, Inc. since 1995

All Directors serve for a term of one year and are elected by stockholders at the time of the annual meeting on the second
Wednesday in April.  The address for each Director is the Company's office.


                                                   ------------------------------------
                                                   William O. Baker, Director Emeritus
                                                   William T. Golden, Director Emeritus

                    General American Investors Company, Inc.
                    450 Lexington Avenue, New York, NY 10017
                         (212) 916-8400 (800) 436-8401
                       E-mail:InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant's principal executive and senior financial officers. The code of ethics is available on registrant's Internet website at http://www.generalamericaninvestors.com. Since the code of ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The board of directors has determined that none of the members of registrant's audit committee meets the definition of "audit committee financial expert" as the term has been defined by the U.S. Securities and Exchange Commission (the "Commission"). In addition, the board of directors has determined that the members of the audit committee have sufficient expertise to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES The aggregate fees paid and accrued by the registrant for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the registrant's annual financial statements and the review of the registrant's semi-annual financial statements for 2003 and 2002 were $64,500 and $57,500, respectively.

(b) AUDIT RELATED FEES The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2003 and 2002 were $49,400 and $31,500, respectively. Such services and related fees for 2003 and 2002 included: review of registration statement related to preferred stock offering and provision of comfort letter and consent ($21,150 in 2003), performance of agreed upon procedures relating to the preferred stock basic maintenance reports ($12,750 and $16,000, respectively), review of quarterly employee security transactions and issuance of report thereon ($12,000 in each year) and other audit-related services ($3,500 in each year).

(c) TAX FEES The aggregate fees paid or accrued by the registrant for professional services rendered by Ernst & Young LLP for the review of the registrant's federal, state and city income tax returns and excise tax calculations for 2003 and 2002 were $12,000 and $11,000, respectively.

(d) ALL OTHER FEES No such fees were billed to the registrant by Ernst & Young LLP for 2003 or 2002.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the registrant by Ernst & Young LLP must be pre-approved by the audit committee. All services performed during 2003 and 2002 were pre-approved by the committee.

   (2) Not applicable.

(f) Not applicable.

(g) The aggregate fees paid or accrued by the registrant for non-audit professional services rendered by Ernst & Young LLP to the registrant for 2003 and 2002 were $61,400 and $42,500, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)  The  registrant  has  a  separately-designated   standing  audit  committee
established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of audit committee are: Sidney R. Knafel, chairman, Arthur G. Altschul, Jr., Lawrence B. Buttenwieser, Lewis B. Cullman and John D. Gordan, III.

(b) Not applicable.

ITEM 6. [RESERVED BY SEC FOR FUTURE USE.]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    General American Investors Company, Inc.

                      PROXY VOTING POLICIES AND PROCEDURES


     General American Investors Company, Inc. (the "Company") is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company's portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

     Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management's positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

     Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management's recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future "investors," among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

     Generally, we would vote with management on proposals relating to changes to the company's capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

     Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel. We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as over reaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

     Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

     We take voting proxies of securities held in our portfolio very seriously. As indicated above, it is an integral part of the analytical process at General American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.


Date:  July 9, 2003


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not yet effective with respect to registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Form N-CSR disclosure requirement not yet effective with respect to registrant.

ITEM 10. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of February 3, 2004, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the "Company"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), of the effectiveness of the Company's disclosure controls and procedures. Based on that evaluation, the Company's officers, including the PEO and PFO, concluded that, as of February 3, 2004, the Company's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the Company is made known to the PEO and PFO.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant's Internet website.

   (2) The certifications of the principal executive officer and principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of 1940 are attached hereto as Exhibit 99 CERT.

(b) The certifications of the principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By: /s/Eugene L. DeStaebler, Jr.
    Eugene L. DeStaebler, Jr.
    Vice-President, Administration

Date: February 5, 2004

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Spencer Davidson
    Spencer Davidson
    President and Chief Executive Officer
    (Principal Executive Officer)

Date: February 5, 2004

By: /s/Eugene L. DeStaebler, Jr.
    Eugene L. DeStaebler, Jr.
    Vice-President, Administration
    (Principal Financial Officer)

Date: February 5, 2004